==================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
July 9, 2003

TEXEN OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

000-33193	88-0435904
(Commission File No.)	(IRS Employer ID)

10603 Grant Road
Suite 209
Houston, Texas 77070
 (Address of principal executive offices and Zip Code)

(832) 237-6053
 (Registrant's telephone number, including area code)

==================================================================================

ITEM 5.OTHER EVENTS

Exhibits

10.1	Marketing Contract

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: July 9, 2003.

TEXEN OIL & GAS, INC.
BY:	/s/ R. M. Baker
Robert M. Baker, Principal Executive Officer